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                                                                  EXHIBIT (a)(3)

                         NOTICE OF GUARANTEED DELIVERY

       TO TENDER SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK
                                       OF
                            CENTRAL NEWSPAPERS, INC.

                      PURSUANT TO THE OFFER TO PURCHASE BY
                      PACIFIC AND SOUTHERN INDIANA CORP.,
                       A SUBSIDIARY OF GANNETT CO., INC.

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates"), evidencing shares of Class A Common Stock, no par value ("Class A Stock"), or Class B Common Stock, no par value ("Class B Stock"), of Central Newspapers, Inc., an Indiana corporation (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to Norwest Bank Minnesota, N.A., as Depositary (the "Depositary"), prior to the Initial Expiration Date (as defined in Section 1 of the Offer to Purchase (as defined below)) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                          NORWEST BANK MINNESOTA, N.A.

                           By Facsimile Transmission:
                       (for Eligible Institutions only):
                                 (651) 450-4163

                             Confirm by Telephone:
                                 (651) 450-4110

      By Overnight Courier:                   By Mail:                          By Hand:
   Norwest Shareowner Services       Norwest Shareowner Services       Norwest Shareowner Services
      161 Concord Exchange                 P.O. Box 64858                 161 Concord Exchange
  South St. Paul, MN 55075-1139        St. Paul, MN 55164-0858        South St. Paul, MN 55075-1139
 Attn: Reorganization Department   Attn: Reorganization Department   Attn: Reorganization Department

 DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR FACSIMILE TRANSMISSION OTHER THAN TO THE NUMBER SET FORTH ABOVE,
                     WILL NOT CONSTITUTE A VALID DELIVERY.
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                 THE GUARANTEE OF DELIVERY ON THE REVERSE SIDE
                               MUST BE COMPLETED.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to Pacific and Southern Indiana Corp., an Indiana corporation and a subsidiary of Gannett Co., Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 3, 2000 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of shares of Class A Stock and Class B Stock specified below pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

          ------------------------------------------------------------
                  Name(s) of Holder(s) (Please print or type):

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Address:

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                               (Include Zip Code)

Daytime Telephone Number (include area code):

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Signature(s) of Holder(s):

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          ------------------------------------------------------------

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                       NUMBER OF SHARES OF CLASS A STOCK:

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Certificate No(s) (if Available):

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[ ] Check this box if shares of Class A Stock will be delivered by book-entry transfer

Account No.
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Dated: ____________ , 2000

                       NUMBER OF SHARES OF CLASS B STOCK:

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Certificate No(s) (if Available):

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Daytime Area Code
and Telephone No.
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Signature(s)
of Holder(s)
---------------------------------------
              -----------------------------------------------------

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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agents Medallion Program or an "eligible guarantor institution," as such term is defined in Rule 17 Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees to deliver to the Depositary either certificates representing the shares of Class A Stock and Class B Stock tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depositary Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other documents required by the Letter of Transmittal, within three NYSE trading days (as defined in the Offer to Purchase) after the date hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
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Authorized Signature:
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Address:
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       -------------------------------------------------------------------------
                                 City/State/Zip

Title:
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Name:
--------------------------------------------------------------------------------
                              PLEASE TYPE OR PRINT

Area Code and Telephone No.:
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Dated:  _____________________  , 2000

NOTE:  DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE. SHARE
        CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL

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